                                     Exhibit 99.1

                        FEDERAL DEPOSIT INSURANCE CORPORATION
                                WASHINGTON, D.C. 20429

                                       FORM F-4

           QUARTERLY REPORT UNDER SECTION 13 OF THE SECURITIES EXCHANGE ACT
                     OF 1934 FOR THE QUARTER ENDED JUNE 30, 1996

                                       22054-0
                                       -------
                                (FDIC Certificate No.)

                                      04-1437380
                                      ----------
                       (I.R.S. Employer Identification Number)

                              THE HIBERNIA SAVINGS BANK
                              -------------------------
                   (Exact name of Bank as specified in its Charter)

                                    MASSACHUSETTS
                                    -------------
                               (State of Incorporation)

                            731 HANCOCK STREET, QUINCY, MA
                            ------------------------------
                            (Address of Principal Office)

                                        02170
                                        -----
                                      (Zip Code)

                                    (617) 479-2265
                                    --------------
                    (Bank's Telephone Number, including area code)

Indicate by check mark whether the bank (1) has filed all reports required to be filed by section 13 of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period the bank was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

         (1)       YES   X    NO
                        ---      ---

         (2)       YES   X    NO
                        ---      ---

At June 30, 1996 there were 1,662,090 shares of common stock outstanding, $1.00 par value.

                      THE HIBERNIA SAVINGS BANK AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                    JUNE 30, 1996

1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The interim consolidated financial statements of The Hibernia Savings Bank and Subsidiaries (Kildare Corporation/The Limerick Securities
Corporation/Meath Corporation) presented herein should be read in conjunction with the consolidated financial statements of The Hibernia Savings Bank for the year ended December 31, 1995.

Consolidated financial information as of June 30, 1996 and the results of operations and the changes in stockholders' equity and cash flows for the six months ended June 30, 1996 and 1995 are unaudited, and in the opinion of management reflect all adjustments (consisting solely of normal recurring accruals) necessary for a fair presentation of such information. Interim results are not necessarily indicative of results to be expected for the entire year.

2)  COMMITMENTS

At June 30, 1996 the Bank had outstanding commitments to originate loans amounting to approximately $27,136,323 which are not reflected in the consolidated balance sheet.

3)  EARNINGS PER SHARE

The earnings per share computations for the quarter ended June 30, 1996 are based on 1,625,097 shares outstanding, and for the quarter ended June 30, 1995 are based on 1,544,553 shares outstanding.

Material Changes in Financial Conditions


Management's discussion and analysis of the financial conditions and results of operations for the three month period ended June 30, 1996 with the appropriate comparisons to the same period in 1995 are as follows:

The Bank's total assets increased to $372,977,832 at June 30, 1996 or 15.1% on an annualized basis from total assets of $346,865,213 at December 31, 1995 and increased 22.4% from total assets of $304,623,982 at June 30, 1995.
Short term investments, investment securities and securities held for sale totaled $131,164,631 or 35.2% of total assets at June 30, 1996 an increase of $5,864,361 from $125,300,270 or 36.1% of total assets at December 31, 1995 and an increase of $31,603,408 from $99,561,223 or 32.7% of total assets at June 30, 1995. Loans, net increased $17,893,877 or 17.2% on an annualized basis to $226,220,600 or 60.6% of total assets at June 30, 1996 from $208,326,723 or 60.1% of total assets at December 31, 1995 and increased $32,727,793 from $193,492,807 or 63.5% of total assets at June 30, 1995. The
Bank's nonperforming loans totaled $754,995 or .2% of total assets at June 30, 1996 as compared to $930,766 or .3% of total assets at December 31, 1995 and $659,987 or .2% of total assets at June 30, 1995. The Bank's loan loss provision for the second quarter ended June 30, 1996 was $66,333 as compared to $100,000 for the second quarter of 1995. The Bank's charge-offs net of recoveries for the quarter ended June 30, 1996 were $ 125,250 compared to ($18,763) during the second quarter of 1995. The allowance for loan losses totaled $2,154,372 at June 30, 1996 as compared to $2,541,997 at December 31, 1995 and $2,316,943 at June 30, 1995. The allowance for loan losses represented 285.3%, 366.2% and 251.1% of nonperforming loans at June 30, 1996, December 31, 1995 and June 30, 1995 respectively.

Deposits at June 30, 1996 totaled $293,865,423 as compared to $282,787,249 at December 31, 1995 an increase of $11,078,174 or 7.8% on an annualized basis, and increased $33,810,498 or

13.0% from deposits of $260,054,926 at June 30, 1995. Federal Home Loan Bank advances increased $13,759,000 to $52,727,000 at June 30, 1996 from $38,968,000 at December 31, 1995, and increased $31,255,000 from $21,472,000 at June 30, 1995.

Stockholders Equity increased to $24,781,793 at June 30, 1996 from $22,824,616 at December 31, 1995 and $21,616,275 at June 30, 1995. The
increase in the second quarter reflects earnings of $700,583 and the issuance of 106,222 additional shares of stock, of which 100,000 shares were issued through a private placement raising net of expenses $1,401,500 of incremental new capital, and was decreased by the payment of a $.07 dividend on shares outstanding of $108,930.

Material Changes in Results of Operations


Net Income for the second quarter ended June 30, 1996 was $700,583 or $.43 per share as compared to net income in the second quarter ended June 30, 1995 of $812,664 or $.53 per share.

Interest and dividend income increased 18.9% in the second quarter of 1996 to $6,871,065 from $5,780,344 for the second quarter of 1995. The increase reflects our growth in earning assets which increased $64,921,003 or 22.0% at June 30, 1996 from June 30, 1995, and a slight decrease in the yield on average earning assets to 7.93% at June 30, 1996 from 7.94% at June 30, 1995.

Interest expense increased $614,235 or 18.2% to $3,990,378 from $3,376,143 for the second quarter ended June 30, 1996. This increase reflects the increased overall cost of funds to 5.04% at June 30, 1996 from 4.58% at June 30, 1995, in conjunction with an increase in average total deposits by $26,741,000 at an increased cost of 45 basis points, an increase in average borrowings by $26,731,000 at a decreased cost of 91 basis points.

Other income for the quarter ended June 30, 1996 totaled $156,833 compared to $734,169 for the same quarter in 1995. The components of other income for the second quarter ended June 30, 1996 were net security losses of $921, gain on the sale of loans of $159, REO income of $10,450 and service charges of $147,145, as compared to gain on the sale of servicing rights of $763,806, net security losses of $13,750, net losses on the sale of real estate of $119,965, REO income of $38,431 and service charges of $120,838 for the same period in 1995.

Operating expenses totaled $1,839,082 for the second quarter ended June 30, 1996 as compared to $1,739,485 for the same period in 1995, an increase of $99,597 or 5.7%. This increase reflects the increased personnel costs of $177,896 required by the opening of three new branch locations. These branches were opened in July 1995, December 1995 and May 1996. Occupancy costs also increased $93,025 reflecting the three new branches. These increases were partially offset by the reduction of, OREO expenses of $45,311 and FDIC deposit assessment of $159,000.

Income Tax


Provision for income taxes for the quarter ended June 30, 1996 was $431,522 as compared to $486,221 for the same period in 1995.

                            THE HIBERNIA SAVINGS BANK
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1996

                                               ----------------------------------------------------
                                                         JUNE 30, 1996            DECEMBER 31, 1995
                                                          (UNAUDITED)                 (AUDITED)
                                               ----------------------------------------------------
 ASSETS:
 Total cash and due from banks                                   $4,316,108                $3,213,259
 Short term investments                                             100,000                 4,860,000
 Investment securities                                           92,917,721                77,565,687
 Securities held for sale                                        38,146,910                42,874,583
 Loans, net                                                     226,220,600               208,326,723
 Banking premises & equipment, net                                6,781,707                 5,574,956
 Accrued interest receivable                                      2,578,753                 2,128,536
 Other real estate owned                                             70,000                   430,000
 Other assets                                                     1,846,033                 1,891,469
                                                            ---------------          ----------------
    Total assets                                               $372,977,832              $346,865,213
                                                            ---------------          ----------------
                                                            ---------------          ----------------

 LIABILITIES & STOCKHOLDERS' EQUITY
 Deposits:
   Now & demand deposits                                        $24,668,994               $22,011,361
   Money market accounts                                         36,217,529                33,819,928
   Other deposits                                                45,308,813                46,038,261
   Term certificates accounts                                   187,670,087               180,917,699
                                                            ---------------          ----------------
     Total deposits                                             293,865,423               282,787,249
 Federal Home Loan Bank advances                                 52,727,000                38,968,000
 Other borrowings                                                         0                         0
 Mortgagors' escrow payments                                      1,018,365                 1,094,397
 Income taxes payable                                              (309,708)                  364,444
 Other liabilities                                                  894,959                   826,507
                                                            ---------------          ----------------
     Total liabilities                                          348,196,039               324,040,597
 Commitments and contingencies

 STOCKHOLDERS' EQUITY
   Serial preferred stock, $1.00 par value 1,000,000
    shares authorized: none issued                                        0                         0
   Common stock, $1.00 par value, 5,000,000 shares
    authorized 1,662,090 and 1,532,431 shares
    issued and outstanding                                        1,662,090                 1,532,431
   Additional paid-in-capital                                    10,534,989                 8,824,970
   Undivided profits                                             13,011,117                12,406,361
   Net unrealized loss on marketable equity securities             (426,402)                   60,854
   Other Reserve                                                          0                         0
                                                            ---------------          ----------------
     Total stockholders' equity                                  24,781,793                22,824,616
                                                            ---------------          ----------------
       Total Liabilities & Stockholders' Equity                $372,977,832              $346,865,213
                                                            ---------------          ----------------
                                                            ---------------          ----------------

The Hibernia Savings Bank and Subsidiaries
     Consolidated Statement of Income


                                                 -----------------------------------------------------------------------
                                                 -----------------------------------------------------------------------
                                                    Three months ended                        Six months ended

                                                 June 30            June 30              June 30             June 30
                                                  1996                1995                1996                1995
                                                 -----------------------------------------------------------------------
                                                 -----------------------------------------------------------------------

INTEREST & DIVIDEND INCOME
Interest on loans                                $4,901,007          $4,266,819          $9,746,058          $8,095,116
Income & dividends on investment securities       1,951,116           1,346,967           3,864,371           2,861,622
Interest on short - term investments                 18,942             166,558              54,773             235,007
                                                 -----------       ---------------------------------       -------------

  Total interest & dividend income                6,871,065           5,780,344          13,665,202          11,191,745

INTEREST EXPENSE
Interest on deposits                              3,384,405           3,111,223           6,763,900           5,835,555
Interest on borrowed funds                          605,973             264,920           1,176,350             433,144
                                                 -----------       ---------------------------------       -------------

  Total interest & dividend expense               3,990,378           3,376,143           7,940,250           6,268,699
                                                 -----------       ---------------------------------       -------------

Net interest income                               2,880,687           2,404,201           5,724,952           4,923,046
Provision for possible loan losses                   66,333             100,000           1,086,333             251,666
                                                 -----------       ---------------------------------       -------------

  Net interest income after loan loss provision   2,814,354           2,304,201           4,638,619           4,671,380
                                                 -----------       ---------------------------------       -------------

OTHER INCOME
Gains (losses) securities sales                        (921)            (13,750)             53,280             119,262
Gains (losses) real estate sale                           0            (119,965)            (12,948)           (130,070)
Gains (losses) on loan sales net                        159             (55,192)             10,201             (55,192)
Gains (losses) on sale of fixed assets                    0                   0                   0               4,748
Gains (losses) on sale of loan servcing                   0             763,806                   0             763,806
Miscellaneous                                       157,595             159,270             334,398             312,574
                                                 -----------       ---------------------------------       -------------

  Total other income                                156,833             734,169             384,931           1,015,128
                                                 -----------       ---------------------------------       -------------

OPERATING EXPENSES
Salaries & employee benefits                      1,017,189             839,293           2,006,870           1,645,179
Net occupancy & Equipment                           329,236             236,211             648,203             471,675
OREO Expenses                                        21,609              66,920              48,320             147,104
Other Operating expenses                            471,049             597,061             988,915           1,144,129
                                                 -----------       ---------------------------------       -------------

  Total operating expenses                        1,839,082           1,739,485           3,692,308           3,408,087
                                                 -----------       ---------------------------------       -------------

Income (loss) before income taxes                 1,132,105           1,298,885           1,331,242           2,278,421
Provision (benefit) for income tax                  431,522             486,221             509,185             828,035
                                                 -----------       ---------------------------------       -------------

Net income (loss)                                  $700,583            $812,664            $822,057          $1,450,386
                                                 -----------       ---------------------------------       -------------
                                                 -----------       ---------------------------------       -------------

Per common share
Net income
Primary                                               $0.43               $0.53               $0.51               $0.95
Fully diluted                                         $0.43               $0.53               $0.51               $0.95


Average number of common shares
Primary                                           1,625,097           1,542,608           1,598,454           1,532,369
Fully diluted                                     1,625,097           1,544,553           1,598,454           1,533,342


                      THE HIBERNIA SAVINGS BANK AND SUBSIDIARIES

              CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                           Six  months ended June 30, 1996
                              (Unaudited  in thousands)


                                                                                             NET UNREALIZED
                                                           ADDITIONAL                            LOSS ON
                                       COMMON               PAID-IN             UNDIVIDED      MARKETABLE
                                       STOCK                CAPITAL              PROFITS    EQUITY SECURITIES               TOTAL
                                       ----------          ----------         -----------   -----------------         -----------
Balance at December 31, 1995           $1,532,431          $8,824,970         $12,406,361             $60,854         $22,824,616
Net income                                                                        121,474                                 121,474
Issuance of additional stock               23,437             323,480                                                     346,917
Increase in net unrealized loss
on securities held for sale                                                                           (76,244)            (76,244)
Cash dividend paid                                                               (108,371)                               (108,371)
                                       ----------          ----------         -----------   -----------------         -----------
Balance at March 31, 1996              $1,555,868          $9,148,450         $12,419,464            ($15,390)        $23,108,392
                                       ----------          ----------         -----------   -----------------         -----------
Net income                                                                        700,583                                 700,583
Issuance of additional stock              106,222           1,386,538                                                   1,492,760
Increase in net unrealized loss
on securities held for sale                                                                          (411,012)           (411,012)
Cash dividend paid                                                               (108,930)                               (108,930)
                                       ----------          ----------         -----------   -----------------         -----------
Balance at June 30, 1996               $1,662,090         $10,534,988         $13,011,117           ($426,402)        $24,781,793
                                       ----------          ----------         -----------   -----------------         -----------


                      THE HIBERNIA SAVINGS BANK AND SUBSIDIARIES

              CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                           Six  months ended June 30, 1995
                              (Unaudited  in thousands)



                                                                                             NET UNREALIZED
                                                           ADDITIONAL                            LOSS ON
                                       COMMON               PAID-IN             UNDIVIDED      MARKETABLE
                                       STOCK                CAPITAL              PROFITS    EQUITY SECURITIES               TOTAL
                                       ----------          ----------         -----------   -----------------         -----------
Balance at December 31, 1994             $964,491          $8,804,519         $10,022,386             ($5,299)        $19,786,097
Net income                                                                        637,722                                 637,722
3 for 2 stock split                       499,147            (499,147)
Issuance of additional stock               59,886             408,270                                                     468,156
Increase in net unrealized loss
on securities held for sale                                                                             5,299               5,299
Cash dividend paid                                                                (75,375)                                (75,375)
                                       ----------          ----------         -----------   -----------------         -----------
Balance at March 31, 1995              $1,523,524          $8,713,642         $10,584,733                  $0         $20,821,899
                                       ----------          ----------         -----------   -----------------         -----------
Net income                                                                        812,664                                 812,664
Issuance of additional stock                6,405              73,603                                                      80,008
Increase in net unrealized loss
on securities held for sale                                                                           (22,095)            (22,095)
Cash dividend paid                                                                (76,201)                                (76,201)
                                       ----------          ----------         -----------   -----------------         -----------
Balance at June 30, 1995               $1,529,929          $8,787,245         $11,321,196            ($22,095)        $21,616,275
                                       ----------          ----------         -----------   -----------------         -----------

                      THE HIBERNIA SAVINGS BANK AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                     Six Months Ended June 30,
                                                                          ----------------------------------------------
                                                                               1996                            1995
                                                                         ----------------                --------------
Cash flows from operating activities
Net Income                                                                       $822,057                    $1,450,386
Adjustments to reconcile net income to net cash provided by operating activities
   Depreciation                                                                   318,799                       251,075
   Amortization of bond premium                                                   184,730                       270,696
   Loan loss provision                                                          1,086,333                       251,666
   (Gain) on sale of loans, real estate owned,
    securities, fixed assets (net)                                                (50,533)                     (702,554)
   Deferred loan fees                                                              43,055                      (264,967)
   Loans sold                                                                   3,031,448                     6,440,197
   Loans originated for sale                                                   (3,021,247                    (4,367,075)
   Increase (decrease) in accrued expenses, income taxes, and
    other liabilities                                                          (1,092,955)                     (221,200)
   (Increase) decrease in accrued interest receivable                            (450,217)                     (127,829)
   (Increase) decrease in other assets                                            841,753                       336,375
                                                                         ----------------                --------------
   Total adjustments                                                              891,166                     1,866,384
                                                                         ----------------                --------------

Net cash provided by operating activities                                       1,713,223                     3,316,770
                                                                         ----------------                --------------

Cash flows from investing activities
Loans purchased                                                                (3,737,891)                  (19,291,184)
Loans paid (net)                                                              (15,432,485)                  (13,454,033)
Proceeds of  Oreo Sales                                                           494,163                       666,000
Short-term investments (net)                                                    4,760,000                     3,490,000
Purchases of investment securities                                            (21,961,856)
Proceeds from sales and maturities of investment securities                     6,373,657                     5,233,927
Purchase of securities held for sale                                          (10,480,818)                   (2,642,200)
Proceeds of securities held for sale                                           14,516,888                     5,776,043
Purchases of premises and equipment                                            (1,525,550)                     (570,137)
                                                                         ----------------                --------------
Net cash used by investing activities                                         (26,993,892)                  (20,791,584)
                                                                         ----------------                --------------

Cash flows from financing activities
Deposits, net                                                                  11,002,141                     3,837,198
 FHL Bank Advances (net)                                                       13,759,000                      (528,000)
 Other borrowings (net)                                                                 0                    13,000,000
Proceeds from sale of Common Stock                                              1,839,677                       548,164
Dividends Paid                                                                   (217,301)                     (151,576)
                                                                         ----------------                --------------
Net cash provided by financing activities                                      26,383,517                    16,705,786

Net increase (decrease) in cash                                                 1,102,849                      (769,028)
Cash and cash equivalents--beginning of year                                    3,213,259                     3,780,957
                                                                         ----------------                --------------
Cash and cash equivalents--end of year                                         $4,316,108                    $3,011,929
                                                                         ----------------                --------------
Supplemental disclosures of cash flow information:

   Interest paid                                                                   $7,475                        $6,248
   Federal income taxes paid                                                         $385                          $400


                                      SIGNATURES


Under the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE HIBERNIA SAVINGS BANK


Date ____________________, 1996             ______________________________
                                            Chairman of the Board,
                                            and Chief Executive Officer




Date ____________________, 1996             ______________________________
                                            Senior Vice President and
                                            Chief Financial Officer